UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

c/o CT Corporation

101 Federal Street

Boston, MA 02110

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2016

Date of reporting period: October 31, 2016

Item 1.	Reports to Stockholders.

The Advisors' Inner Circle Fund

SANDS CAPITAL

The Sands Capital Global Growth Fund

Annual Report

October 31, 2016

Investment Adviser:
Sands Capital Management, LLC

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
OCTOBER 31, 2016

The Fund files its complete schedule of investments of Fund holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after period end. The Fund’s Forms N-Q will be available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to fund securities, as well as information relating to how a Fund voted proxies relating to fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-888-826-5646; and (ii) on the SEC’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
OCTOBER 31, 2016 (Unaudited)

Dear Shareholder:

We are pleased to provide you with the Annual Report for the Sands Capital Global Growth Fund (the “Fund”) for the 12-month period ended October 31, 2016. Over the reporting period, the Fund’s Institutional Class Shares and Investor Class Shares returned 4.60% and 4.35%, respectively, compared to a 2.05% return for the MSCI All Country World Index (ACWI). While we monitor short-term performance (such as over one quarter, six months, or one year), our investment philosophy is long-term oriented and we intend to own each business that meets our investment criteria for three to five years, if not longer. As a result, we believe the Fund’s performance is best assessed over longer time frames that include the ups and downs of market cycles. For information on investment results since inception, please reference the chart on page 9.

Performance Review

The top five contributors to relative investment results during the reporting period were Facebook, ARM Holdings, Maruti Suzuki India, CP All, and Alibaba Group Holding ADR. Regeneron Pharmaceuticals, BioMarin Pharmaceutical, LinkedIn, NIKE, and UCB were the five largest detractors. During the period, the Fund initiated investments in Maruti Suzuki India and Chipotle Mexican Grill. We exited positions in Cielo, MercadoLibre, ITC, LinkedIn, and ARM Holdings.

The past twelve months have been challenging for investors as macroeconomic worries persisted. In December 2015, the Federal Reserve hiked rates for the first time since 2006, and equity markets experienced a challenging first quarter of 2016. In our view, the equity selloff was driven by risk aversion, as concerns mounted about slowing global growth, the health of the Chinese economy, political uncertainties in the U.S., the price of oil, and diverging global interest rate policies. In June, the United Kingdom’s referendum to leave the European Union, or “Brexit”, ushered in a new wave of uncertainty, and with it, renewed trading volatility. During this period, market participants flooded into perceived safe-haven investments, shunning the more growth-oriented end of the spectrum.

Absent any new acute macroeconomic shocks, the third quarter of 2016 marked a renewed focus on individual business fundamentals. The broad global equity market (as measured by the MSCI ACWI) rebounded during the period, led largely by information technology, a traditional growth

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
OCTOBER 31, 2016 (Unaudited)

equity sector. Macro risks have not completely subsided, and top-of-mind issues for many investors include the outcome of the recent presidential election in the U.S. and speculation regarding the next Fed rate hike. However, we were encouraged in the third quarter to see stock prices driven by fundamental factors such as earnings growth, and maintain our conviction in owning companies that have the potential to grow their revenues and earnings faster than the market.

From a sector perspective, the Fund’s informational technology and consumer discretionary holdings contributed to positive relative investment results during the period. The health care sector was the top relative detractor. On a regional basis, Western Europe and Emerging Asia contributed to relative investment results. The U.S. & Canada region was the largest detractor during the period, followed by Latin America.

Weak global growth can make it difficult for many companies to achieve the high levels of revenue and earnings growth we seek. In the commentary below, we discuss the importance of our second investment criterion, leadership position in a promising business space. In our experience, companies that fit this criterion can drive above-average growth even when global economic growth is slow.

Commentary: A Two-Pronged Approach to Driving Growth in an Uncertain Environment

Global economic growth has been described as lackluster, stagnant, and sluggish over the past few years. Most recently, Brexit has prompted concern that Europe is poised for a period of uncertainty that could have worldwide repercussions. As growth investors, we are often asked how, against a backdrop of slow growth and uncertainty, we can have conviction that the companies we own will be able to drive above-average growth over our investment horizon.

There are two parts to the answer. First, as business-focused investors, we look at the strength of the individual companies. Our investment criteria direct us to the small group of companies we believe are leaders, with durable competitive advantages, robust balance sheets, and strong management teams. In our experience, these attributes form the foundation necessary for a business to grow at above-average rates.

The second factor is the space in which these companies operate. The importance of this is reflected in our second investment criterion, which

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
OCTOBER 31, 2016 (Unaudited)

mandates that a company owned in the Global Growth portfolio must not only be a leader, but also operate in a promising business space.

While we are bottom-up, fundamental investors, the latter component of this criterion ensures that we also consider underlying secular shifts and trends when analyzing businesses. Owning the leader of a shrinking or slow- growing market is not a recipe for above-average growth. Consider the diverging long-term growth prospects of the utilities and technology sectors of the MSCI All Country World Index (ACWI). Consensus expects utility companies to grow earnings at an annualized rate of 4.7 percent over the next five years, while tech company earnings are expected to grow 13.1 percent. Due to the power of compounding, that translates to cumulative growth of 26 and 85 percent, respectively. Clearly, as growth investors, we want to be aligned with the faster-growing sector. However, this does not mean that sectors we avoid will not work over short periods of time. In fact, utilities was the second-best-performing sector in the ACWI in the first half of this year, up 13.1 percent through June 30.1 But we do not believe this performance can persist, as it is not supported by fundamental earnings growth.

Driving innovation within attractive business spaces can make an already compelling investment case even more so. As a result, we believe pairing a dominant, innovative business with a secular trend is one of the best ways to find a company that can grow at above-average rates for years. A company that is a near-monopoly, the innovator of a better process, or the creator of a revolutionary new product is already well positioned. If it also operates in a growing industry, the business could benefit from dual tailwinds that propel rapid growth. Importantly, this growth can continue through economic cycles, particularly when a business has created an entirely new market, or disrupted an existing one and is taking share. Conversely, companies growing at GDP, or operating in a shrinking or slow-growing market are much more at the mercy of the global economy.

This isn’t to say secular growers are guaranteed positive sentiment throughout the cycle. In tough times, investors may question the strength of a secular trend or true size of a total addressable market. This can create headwinds through multiple compression, even if sales and profit growth remain strong. However, if a business maintains its leadership, the secular trend remains intact, and the size of the end market doesn’t dramatically

[1]	Source: Factset.

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GROWTH FUND
OCTOBER 31, 2016 (Unaudited)

shrink, headwinds should eventually abate, potentially rewarding patient investors. In fact, we have observed that leadership often strengthens during difficult times, as weaker competitors are unable to remain in business, or make poor, nearsighted decisions that ultimately undermine their long-term prospects.

For instance, a leading online search engine grew revenues by 43 percent during 2008 and 2009, in the midst of a global recession. This was in large part because the company benefitted from a powerful secular trend: advertising dollars moving from traditional, offline mediums, such as newspapers, TV, and radio, to search-based advertising on the internet, where marketers can better understand their targets, enhancing their return on investment. That trend, combined with the company’s compelling business model — its large share of the online search market, position as the arbiter of internet traffic, and ever-improving offerings — resulted in robust growth, even when others in the industry were faltering and the strength of the global advertising market was in question. The ride through these two years was not smooth, but investors who remained invested were ultimately rewarded. Years later, the shift of advertising to online channels continues to play out.

Our investment team is always seeking to identify major trends or shifts underway that could be powerful enough to last for multiple years and potentially drive wealth-creating growth for the companies we own. Today, the portfolio is levered to a number of these trends. Below, we profile three trends, as well as examples of portfolio companies exposed to and driving them.

Cloud Computing

The “cloud” has been a buzzword among investors and businesses for a few years, and it is easy to understand why. Delivering software and information technology (IT) services over the internet is a win-win for customers and businesses, in our view. For customers, cloud computing enables IT departments to lower costs and increase agility. Cost savings come from no longer employing expensive IT employees to maintain on-premise infrastructure and avoiding costly, time-consuming upgrade cycles. Agility comes from convenience (the same information can be accessed on a variety of devices), flexibility (large upfront costs are replaced with scalable subscriptions), and updates and fixes that are pushed out in real time (no more waiting years for the next version to be released).

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
OCTOBER 31, 2016 (Unaudited)

Together, these benefits represent a powerful value proposition for consumers.

Global Growth is exposed to cloud computing through two types of companies. First are cloud software providers, which have built business models with highly attractive economics. After onboarding new customers, these businesses benefit from recurring subscription fees that generate recurring revenue, high incremental margins, provide better visibility into future revenues, and limit the risk of piracy.

The second type of company is cloud infrastructure providers such as Amazon. For most consumers, Amazon is synonymous with ecommerce. However, its Amazon Web Services (AWS) business is becoming an increasingly important component of our investment case. While AWS accounts for less than 10 percent of Amazon’s overall revenues, it is already a key driver of profitability, accounting for 56 percent of operating earnings in 2015.

AWS provides companies with flexible, on-demand, and less capital- intensive access to compute, storage, and other IT services (e.g., analytics). Using AWS, a company can shift its IT department from a cost center to a competitive advantage, as resources previously used to run infrastructure can be redirected toward more value-added areas, such as creating new functionality for a product. Over time, we expect fewer companies will operate their own data centers and instead move to AWS’s infrastructure-as-a-service approach. As a result, we believe AWS is on the path to becoming a next-generation utility; we envision companies eventually plugging into the computing grid in the same manner that we plug into the electric grid today. As the clear leader, AWS stands to potentially be the main beneficiary of this shift.2

Local Companies Serving Large Markets

One less obvious trend we’ve identified appears most often in emerging markets. A small number of emerging market companies have established dominance and strong brands through their intimate understanding of local markets and by catering to local preferences. When we find one of these companies in a country with a large consumer market, we believe there is a good chance the company will make an attractive investment, for two reasons. First, understanding local market dynamics makes a company less

[2]	Gartner.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
OCTOBER 31, 2016 (Unaudited)

susceptible to disruption from multinationals. Second, within emerging markets, there is a greater proportion of consumers moving up the consumption curve and increasing their discretionary spending.

Consider Asian Paints. It is the paint company in India, with nearly 60 percent share of the decorative paints market. The likes of Benjamin Moore have not been able to compete in any meaningful way. While Asian Paints has been in business for over 70 years, it was not until the 1980s that the company hit upon a transformational marketing strategy. After conducting a survey that revealed consumers’ perceiving a brightly painted room as a sign of festivity and plenitude, the company launched its “Celebrate with Asian Paints” campaign, creating an association between the brand and festivals. Additionally, the ads were carefully tailored to specific regions of India. Ultimately, the campaign strengthened Asian Paints’s brand equity, helping to establish it as a premium brand.

Since then, Asian Paints has launched other successful campaigns, while also building a wide-ranging distribution network. The company has more than 35,000 dealers, ranging from first-tier cities to rural villages, and can get these dealers any color paint within a day, or even hours. This allows dealers to carry less inventory (thus lowering operating costs) and makes for satisfied customers. With Asian Paints’s brand now firmly established, we view its formidable logistics capabilities and thousands of sales points as key competitive advantages.

Though the Indian consumption environment has been weak, Asian Paints has still driven above-average sales growth (14 percent in its most recently reported quarter). This growth is partly a function of a trend observed decades earlier — Indian consumers living in cities repaint their homes about once every four years, often around festivals or other celebrations. Urbanization, consumers’ love of brightly-decorated homes, the middle class’s increased propensity to spend, and a growing number of new home buyers are all additional demand drivers. We do not expect these drivers to exhaust any time soon, meaning Asian Paints should have years of growth ahead of it.

Maximizing Outcomes with Minimally Invasive Surgery

The healthcare sector is full of change, as companies constantly work to develop better drugs, devices, and procedures. After regulatory approval, new treatment mechanisms can provide powerful secular tailwinds. One

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
OCTOBER 31, 2016 (Unaudited)

such area is minimally invasive surgery (“MIS”), in which surgeries are performed through incisions that are much smaller than in traditional forms of surgery.

The patient, the technology’s inventor, and the healthcare system can all benefit with MIS. Patients undergo a less invasive procedure, have a reduced chance of suffering complications, and often have shorter recovery times. The company that pioneered the technology can typically charge a premium for the product. And, in spite of a higher upfront price tag, hospitals using the technology are often able to reduce overall care costs. Staff, beds, and other resources are freed up more quickly because the technology can cut the length of hospital stays and the likelihood of a return hospital visit. The potential for cost reduction is particularly attractive today, given increasing focus on the ballooning cost of healthcare.

Today, Edwards Lifesciences is helping to drive the shift to MIS. The company is a pioneer of artificial heart valves used in transcatheter aortic valve replacement (“TAVR”) procedures. Edwards has developed a less- invasive alternative to open-heart surgery for patients who require a replacement of their aortic valve. Rather than cracking open a patient’s chest to replace a calcified valve, Edwards Lifesciences’s devices are inserted through a small incision, typically in the upper thigh. Patients spend an average of six days in the hospital, compared with nine days for those who undergo open-heart surgery. We expect recovery time to trend downward over time as surgeons gain experience.

At the time we initiated our position in Edwards Lifesciences, TAVR was only approved for use in high-risk patients. However, in April Edwards Lifesciences released positive data from a trial of intermediate-risk patients that demonstrated outcomes using TAVR are at least as good as those using open-heart surgery. Given this data, we expect TAVR will be approved for use in intermediate-risk patients in the near future, which will meaningfully expand the total addressable market. In our view, this expansion, along with the MIS secular trend gaining steam as more doctors, patients, and hospitals become comfortable with minimally invasive techniques, are important steps toward TAVR replacing open-heart surgery as the standard of care.

Conclusion: Uncertainty Does Not Always Mean Slow Growth

In the short term, growth stocks can be sensitive to marginal changes in factors such as risk appetite, time horizon, or GDP growth expectations.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
OCTOBER 31, 2016 (Unaudited)

However, we believe these issues matter less when you own a concentrated portfolio of innovative companies able to “make their own weather” and grow even when the macroeconomic backdrop is lackluster. At Sands Capital, we do our best to tune out short-term noise, focusing instead on business fundamentals and understanding how companies and industries might evolve over time.

The trends discussed here are just a few of the many that influence our portfolio companies and increase our belief in the likelihood that each business will prove able to achieve above-average earnings growth over the long-term — which we view as the key to stock price appreciation and wealth creation. Our conviction in the strength of these trends and the individual businesses we own is one reason we’ve had so little portfolio activity this year in terms of company initiations and sales, even in the face of the significant market volatility that occurred in January and February. We firmly believe that strong business models and sustainable trends are a winning combination that will allow the companies owned in Global Growth to create wealth for shareholders over the long term.

Sincerely,

THE SANDS CAPITAL MANAGEMENT INVESTMENT TEAM

This material represents the manager’s assessment of the Fund and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares when redeemed may be worth more or less than their original cost and current performance may be lower or high than the performance quoted.

Definition of the Comparative Index

The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
OCTOBER 31, 2016 (Unaudited)

Comparison of Change in the Value of a $10,000 Investment in the Sands Capital Global Growth Fund, Institutional and Investor Shares, versus the MSCI All Country World Index

	AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED OCTOBER 31, 2016
	One Year Return	Annualized Three Year Return		Annualized Five Year Return		Annualized Inception to Date**
Institutional Shares	4.60%	4.53%	*	10.11%	*	10.87%	*
Investor Shares	4.35%	4.24%	*	9.84%	*	10.60%	*
MSCI All Country World Index	2.05%	3.21%		8.03%		6.75%

*	If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.
**	The Fund commenced operations on March 31, 2010.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

For the year ended October 31, 2016, Institutional Shares expense ratio: 0.99% gross, 0.99% net. For the year ended October 31, 2016, Investor Shares expense ratio: 1.24% gross, 1.24% net. The investment manager has contractually agreed to waive a portion of its fees through the period ending March 31, 2017. The net expense ratio is the actual expense paid by Fund investors. The net expense ratio is calculated by subtracting any reimbursements made to the Fund by the management and contractual fee waivers from the gross expense ratio. The gross expense ratio is the percentage of the Fund’s average net assets that is used to cover the annual operating expenses. There is a Redemption Fee of 2.00% (as a percentage of amount redeemed, if redeemed within 90 days of purchase).

Mutual fund investing involves risk, including possible loss of principal. There are specific risks inherent in international investing. International investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, or from social, economic, or political instability in other nations. The fund may invest in derivatives limited to market

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
OCTOBER 31, 2016 (Unaudited)

access products and only for the purpose of gaining exposure to an underlying long equity position. Derivatives are often more volatile than other investments and may magnify the Fund’s gains or losses.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund.

The Fund’s performance assumes the reinvestment of dividends and capital gains.

Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative index on page 8.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
OCTOBER 31, 2016

SECTOR WEIGHTINGS (unaudited)†

† Percentages based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 95.8%
	Shares	Value

BELGIUM — 1.2%
UCB	182,000	$12,325,133

CHINA — 6.9%
Alibaba Group Holding ADR *	423,000	43,014,870
Baidu ADR *	149,500	26,440,570

		69,455,440

INDIA — 12.9%
Asian Paints	1,098,000	17,706,027
Eicher Motors	53,293	19,215,061
Housing Development Finance	1,891,000	39,042,970
Maruti Suzuki India	334,000	29,551,167
Motherson Sumi Systems	2,172,500	10,827,711
Titan Company	2,285,000	13,102,449

		129,445,385

JAPAN — 3.7%
Fast Retailing	47,500	16,061,314
Ono Pharmaceutical	811,000	20,624,936

		36,686,250

NETHERLANDS — 3.4%
ASML Holding ADR, Cl G	326,000	34,432,120

SOUTH AFRICA — 2.9%
Naspers, Cl N	172,000	28,827,500

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
OCTOBER 31, 2016

COMMON STOCK — continued
	Shares	Value
THAILAND — 4.5%
Airports of Thailand	1,313,000	$14,293,964
CP All	17,476,000	30,335,510

		44,629,474

UNITED KINGDOM — 4.7%
ASOS *	420,000	27,025,300
Rolls-Royce Holdings *	2,193,000	19,501,028

		46,526,328

UNITED STATES — 55.6%
Consumer Discretionary — 14.7%
Amazon.com *	47,800	37,753,396
Chipotle Mexican Grill, Cl A *	35,000	12,626,600
Las Vegas Sands	403,000	23,325,640
NIKE, Cl B	420,000	21,075,600
Priceline Group *	29,800	43,932,054
Under Armour, Cl A *	136,000	4,229,600
Under Armour, Cl C *	136,986	3,542,458

		146,485,348

Consumer Staples — 2.4%
Whole Foods Market	857,000	24,244,530

Financials — 3.2%
Charles Schwab	995,000	31,541,500

Health Care — 13.5%
Biogen *	79,000	22,134,220
BioMarin Pharmaceutical *	240,000	19,324,800
Cerner *	228,000	13,356,240
Edwards Lifesciences *	251,000	23,900,220
Illumina *	151,000	20,557,140
Medidata Solutions *	275,000	13,197,250
Regeneron Pharmaceuticals *	65,000	22,426,300

		134,896,170

Industrials — 1.8%
Kansas City Southern	206,000	18,078,560

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
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OCTOBER 31, 2016

COMMON STOCK — continued
	Shares	Value
UNITED STATES — continued
Information Technology — 17.3%
Alphabet, Cl A *	26,100	$21,138,390
Alphabet, Cl C *	18,000	14,121,720
Facebook, Cl A *	414,000	54,229,860
Visa, Cl A	590,000	48,680,900
Workday, Cl A *	399,000	34,585,320

		172,756,190

Materials — 2.7%
Monsanto	267,000	26,905,590

		554,907,888

TOTAL COMMON STOCK (Cost $837,427,990)		957,235,518

TOTAL INVESTMENTS — 95.8% (Cost $837,427,990)		$957,235,518

Percentages are based on Net Assets of $999,051,615.

*	Non-income producing security.

ADR	— American Depositary Receipt
Cl	— Class

Investments in Securities	Level 1	Level 2††	Level 3	Total
Common Stock
Belgium	$12,325,133	$—	$—	$12,325,133
China	69,455,440	—	—	69,455,440
India	—	129,445,385	—	129,445,385
Japan	36,686,250	—	—	36,686,250
Netherlands	34,432,120	—	—	34,432,120
South Africa	28,827,500	—	—	28,827,500
Thailand	44,629,474	—	—	44,629,474
United Kingdom	46,526,328	—	—	46,526,328
United States	554,907,888	—	—	554,907,888

Total Common Stock	827,790,133	129,445,385	—	957,235,518

Total Investments in Securities	$827,790,133	$129,445,385	$—	$957,235,518

††	Represents securities trading primarily outside the United States, the values of which were adjusted as a result of scheduled market holidays on which these securities trade.

Amounts	designated as “—” are 0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
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OCTOBER 31, 2016

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy during the reporting period. Changes in the classification between Level 1 and 2 occur primarily when foreign equity securities are fair valued using other observable market-based inputs in place of closing exchange prices due to events occurring after foreign market closures or foreign market holidays. For the year ended October 31, 2016, there were transfers of $168,994,685 from Level 2 to Level 1 investments as a result of fair valuation of foreign equity securities. Transfers, if any, between levels are considered to have occurred as of the end of the period. For the year ended October 31, 2016, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
OCTOBER 31, 2016

STATEMENT OF ASSETS AND LIABILITIES

Assets:
Investments at Value (Cost $837,427,990)	$957,235,518
Cash	43,530,040
Receivable for Capital Shares Sold	517,672
Dividends Receivable	305,398
Foreign Tax Reclaims Receivable	130,216
Prepaid Expenses	18,458

Total Assets	1,001,737,302

Liabilities:
Accrued Foreign Capital Gains Tax on Appreciated Securities	1,623,853
Payable due to Investment Adviser	739,060
Payable for Capital Shares Redeemed	150,000
Payable due to Administrator	82,039
Trustee Fees Payable	4,018
Shareholder Servicing Fees Payable	3,020
Chief Compliance Officer Fees Payable	2,079
Other Accrued Expenses	81,618

Total Liabilities	2,685,687

Net Assets	$999,051,615

NET ASSETS CONSIST OF:
Paid-in-Capital	$908,979,616
Accumulated Net Investment Loss	(9,174,513)
Accumulated Net Realized Loss on Investments	(18,924,428)
Net Unrealized Appreciation on Investments	119,807,528
Net Unrealized Depreciation Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	(12,735)
Foreign Capital Gains Tax on Appreciated Securities	(1,623,853)

Net Assets	$999,051,615

Net Asset Value Per Share — Institutional Shares ($992,601,669 ÷ 53,203,185 shares)*	$18.66

Net Asset Value Per Share — Investor Shares ($6,449,946 ÷ 349,398 shares)*	$18.46

*	Redemption price per share may vary depending on length of time shares are held.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
FOR THE YEAR ENDED
OCTOBER 31, 2016

STATEMENT OF OPERATIONS

Investment Income
Dividend Income	$6,590,595
Interest Income	35,819
Less: Foreign Taxes Withheld	(276,681)

Total Investment Income	6,349,733

Expenses
Investment Advisory Fees	8,089,646
Administration Fees	910,762
Shareholder Servicing Fees — Investor Class	15,841
Trustees’ Fees	15,524
Chief Compliance Officer Fees	5,991
Transfer Agent Fees	100,826
Custodian Fees	86,913
Registration Fees	59,209
Legal Fees	34,655
Printing Fees	27,533
Audit Fees	23,590
Insurance and Other Expenses	41,229

Total Expenses	9,411,719

Less:
Fees Paid Indirectly	(33)

Net Expenses	9,411,686

Net Investment Loss	(3,061,953)

Net Realized Loss on:
Investments	(1,112,103)
Foreign Currency Transactions	(731,031)

Net Realized Loss	(1,843,134)

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	50,445,428
Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	1,477
Foreign Capital Gains Tax on Appreciated Securities	(1,451,802)

Net Change in Unrealized Appreciation (Depreciation)	48,995,103

Net Gain on Investments and Foreign Currency Transactions	47,151,969

Net Increase in Net Assets Resulting from Operations	$44,090,016

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2016	Year Ended October 31, 2015
Operations:
Net Investment Loss	$(3,061,953)	$(2,021,927)
Net Realized Loss on Investments and Foreign Currency Transactions	(1,843,134)	(17,119,962)
Net Change in Unrealized Appreciation (Depreciation) on Investments, Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	48,995,103	18,888,067

Net Increase (Decrease) in Net Assets Resulting from Operations	44,090,016	(253,822)

Dividends and Distributions
Net Investment Income:
Institutional	—	(2,559,079)
Investor	—	(14,244)

	—	(2,573,323)

Net Capital Gains:
Institutional	—	(7,474,655)
Investor	—	(101,455)

	—	(7,576,110)

Total Distributions	—	(10,149,433)

Capital Share Transactions:
Institutional Shares
Issued	115,266,243	474,426,350
Reinvestment of Distributions	—	9,836,059
Redemption Fees	19,097	—
Redeemed	(92,500,122)	(19,962,023)

Net Institutional Shares Transactions	22,785,218	464,300,386

Capital Share Transactions:
Investor Shares
Issued	732,370	1,818,999
Reinvestment of Distributions	—	104,003
Redeemed	(695,191)	(3,970,900)

Net Investor Shares Transactions	37,179	(2,047,898)

Net Increase in Net Assets from Share Transactions	22,822,397	462,252,488

Total Increase in Net Assets	66,912,413	451,849,233

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Year Ended October 31, 2016	Year Ended October 31, 2015

Net Assets:
Beginning of Year	$932,139,202	$480,289,969

End of Year (including Accumulated Net Investment Loss of ($9,174,513) and ($5,404,062), respectively	$999,051,615	$932,139,202

Shares Transactions:
Institutional Shares
Issued	6,635,133	26,614,506
Reinvestment of Distributions	—	548,245
Redeemed	(5,352,302)	(1,121,246)

Net Institutional Shares Transactions	1,282,831	26,041,505

Shares Transactions:
Investor Shares
Issued	45,580	103,729
Reinvestment of Distributions	—	5,839
Redeemed	(38,270)	(221,280)

Net Investor Shares Transactions	7,310	(111,712)

Net Increase in Shares Outstanding	1,290,141	25,929,793

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios
For a Share Outstanding Throughout The Year
	Institutional Shares
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012
Net Asset Value, Beginning of Year	$17.84	$18.24	$16.96	$13.31	$12.15

Income from Investment Operations:
Net Investment Income (Loss)†	(0.06)	(0.05)	(0.03)	0.11	0.02
Net Realized and Unrealized Gain (Loss)	0.88	— *	1.61	3.71	1.18

Total from Investment Operations	0.82	(0.05)	1.58	3.82	1.20

Dividends and Distributions from:
Net Investment Income	—	(0.09)	—	(0.15)	—
Net Realized Gains	—	(0.26)	(0.30)	(0.02)	(0.04)

Total Dividends and Distributions	—	(0.35)	(0.30)	(0.17)	(0.04)

Redemption Fees^	—	—	—	—	—

Net Asset Value, End of Year	$18.66	$17.84	$18.24	$16.96	$13.31

Total Return††	4.60%	(0.28)%	9.49%	28.99%	9.90%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$992,602	$926,086	$472,080	$137,612	$57,329
Ratio of Expenses to Average Net Assets	0.99%	1.03%	1.10%	1.10%	1.10%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	0.99%	1.03%	1.13%	1.30%	2.35%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.32)%	(0.28)%	(0.16)%	0.76%	0.13%
Portfolio Turnover Rate	20%	18%	24%	33%	21%

^	See Note 2 in the Notes to Financial Statements.
*	The amount shown for a share outstanding throughout the period does not accord with the aggregate net gains on investments for that period because of the sales and repurchase of Fund shares in relation to fluctuating market value of the investments of the Fund.
†	Per share calculations were performed using average shares for the period.
††	Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had the Adviser not waived its fee and reimbursed other expenses, as applicable.

Amounts designated as “—” are $0.00 or round to $0.00 per share.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios
For a Share Outstanding Throughout The Year
	Investor Shares
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012
Net Asset Value, Beginning of Year	$17.69	$18.09	$16.87	$13.24	$12.11

Income from Investment Operations:
Net Investment Income (Loss)†	(0.10)	(0.10)	(0.07)	0.06	(0.02)
Net Realized and Unrealized Gain	0.87	— *	1.59	3.71	1.19

Total from Investment Operations	0.77	(0.10)	1.52	3.77	1.17

Dividends and Distributions from:
Net Investment Income	—	(0.04)	—	(0.12)	—
Net Realized Gains	—	(0.26)	(0.30)	(0.02)	(0.04)

Total Dividends and Distributions	—	(0.30)	(0.30)	(0.14)	(0.04)

Net Asset Value, End of Year	$18.46	$17.69	$18.09	$16.87	$13.24

Total Return††	4.35%	(0.56)%	9.16%	28.71%	9.68%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$6,450	$6,053	$8,210	$4,201	$1,297
Ratio of Expenses to Average Net Assets	1.24%	1.29%	1.35%	1.35%	1.35%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.24%	1.29%	1.38%	1.55%	2.71%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.57)%	(0.57)%	(0.41)%	0.42%	(0.13)%
Portfolio Turnover Rate	20%	18%	24%	33%	21%

*	The amount shown for a share outstanding throughout the period does not accord with the aggregate net gains on investments for that period because of the sales and repurchase of Fund shares in relation to fluctuating market value of the investments of the Fund.
†	Per share calculations were performed using average shares for the period.
††	Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had the Adviser not waived its fee and reimbursed other expenses, as applicable.

Amounts designated as “—” are $0.00 or round to $0.00 per share.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
OCTOBER 31, 2016

NOTES TO FINANCIAL STATEMENTS

1.	Organization:

The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment global company with 56 funds. The financial statements herein are those of the Sands Capital Global Growth Fund (the “Fund”). The Fund consists of Institutional and Investor share classes which commenced operations on March 31, 2010. The investment objective of the Fund is long-term capital appreciation. The Fund, a diversified fund, invests primarily in equity securities of publicly-traded companies located anywhere in the world, including equity securities in developing or emerging markets. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

2.	Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Fund. The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies.

Use of Estimates — The preparation of financial statements, in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 pm ET if a

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
OCTOBER 31, 2016

security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Fund’s Board of Trustees (the “Board”). The Fund’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which the Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the adviser of the Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
OCTOBER 31, 2016

calculates net asset value, it may request that a Committee meeting be called. In addition, the Fund’s administrator monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time the Fund calculates net asset value. If price movements in a monitored index or security exceed levels established by the administrator, the administrator notifies the adviser that such limits have been exceeded. In such event, the adviser makes the determination whether a Committee meeting should be called based on the information provided.

The Fund uses MarkIt Fair Value (“MarkIt”) as a third-party fair valuation vendor. MarkIt provides a fair value for foreign securities in the Fund based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by MarkIt in the event that there is a movement in the U.S. markets that exceeds a specific threshold established by the Committee. The Committee establishes a “confidence interval” which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Funds value their non-U.S. securities that exceed the applicable “confidence interval” based upon the fair values provided by MarkIt. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by MarkIt are not reliable, the Adviser contacts SEI Investments Global Fund Services (the “Administrator”) and may request that a meeting of the Committee be held.

If a local market in which the Funds own securities is closed for one or more days, the Funds shall value all securities held in that corresponding currency based on the fair value prices provided by MarkIt using the predetermined confidence interval discussed above.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP; the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
OCTOBER 31, 2016

valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or abilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

•

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with procedures approved by the Board, etc.); and

•	Level 3 — Prices, inputs or proprietary modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the year ended October 31, 2016, there have been no significant changes to the Fund’s fair value methodologies.

Federal Income Taxes — It is the Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provision for Federal income taxes have been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
OCTOBER 31, 2016

“more-likely than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current year. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last three open tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned.

As of and during the year ended October 31, 2016, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended October 31, 2016, the Fund did not incur any interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date for financial reporting purposes. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex- dividend date.

Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Fund does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
OCTOBER 31, 2016

market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid.

Expenses — Expenses that are directly related to the Fund are charged to the Fund. Expenses which cannot be directly attributed to a particular fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

Classes — Class specific expenses are borne by that class of shares. Income, realized and unrealized gains and losses and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

Dividends and Distributions to Shareholders — The Fund distributes substantially all of its net investment income annually. Any net realized capital gains are distributed annually. All distributions are recorded on ex-dividend date.

Redemption Fees — The Fund retains a redemption fee of 2.00% on redemptions of capital shares held for less than ninety days. Such fees are retained by the Fund for the benefit of the remaining shareholders. For the year ended October 31, 2016, Institutional Class Shares retained $19,097 and Investor Class Shares did not retain any redemption fees.

3.	Transactions with Affiliates:

Certain officers of the Trust are also employees of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust for serving as officers of the Trust other than the Chief Compliance Officer (“CCO”) as described below.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
OCTOBER 31, 2016

The services provided by the Chief Compliance Officer (“CCO”) and his staff are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

4.	Administration, Distribution, Shareholder Servicing, Custodian and Transfer Agent Agreements:

The Fund and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administration services for which the Administrator is paid an asset based fee, subject to certain minimums, which will vary depending on the number of share classes and the average daily net assets of the Fund. For the year ended October 31, 2016, the Fund paid $910,762 for these services.

The Trust and the Distributor are parties to a Distribution Agreement. The Distributor receives no fees under the agreement.

The Fund has adopted a shareholder servicing plan (the “Service Plan”) under which a shareholder servicing fee of up to 0.25% of average daily net assets attributable to the Investor Shares of the Fund will be paid to other service providers. Under the Service Plan, other service providers may perform, or may compensate other service providers for performing certain shareholder and administrative services. For the year ended October 31, 2016, the Investor Class Shares incurred 0.25% of average daily net assets or $15,841 of shareholder servicing fees.

MUFG Union Bank, N.A. serves as custodian (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust. During the year ended October 31, 2016, the Fund earned cash management credits of $33 which were used to offset transfer agent expenses. This amount is labeled “Fees Paid Indirectly” on the Statement of Operations.

5.	Investment Advisory Agreement:

Sands Capital Management, LLC (the “Adviser”) serves as the investment adviser for the Fund. For its services under the Advisory Agreement, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.85% of the average daily net assets of the Fund. The

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
OCTOBER 31, 2016

Adviser has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep net expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding 1.10% and 1.35% of the Fund’s Institutional Shares’ and Investor Shares’ average daily net assets, until March 31, 2017. In addition, if at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Board may permit the Adviser to retain the difference between the total annual fund operating expenses and the expense caps listed above to recapture all or a portion of its prior fee reductions or reimbursements made during the preceding three-year period. To date, no fees were recaptured. As of October 31, 2016, there were no previously waived and reimbursed fees that are subject to recapture.

6.	Investment Transactions:

For the year ended October 31, 2016, the Fund made purchases of $194,745,883 and sales of $189,136,397 in investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long term U.S. Government securities.

7.	Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital, as appropriate, in the period that the differences arise.

Accordingly, the following permanent differences that are primarily attributable to foreign currency gain (loss) and gains on passive foreign investment companies have been reclassified to (from) the following accounts:

Accumulated Net Investment Loss	Accumulated Net Realized Gain
$(708,498)	$708,498

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
OCTOBER 31, 2016

These reclassifications had no impact on the net assets or net values of the Fund.

The tax character of dividends and distributions declared during the fiscal years ended October 31, 2016 and 2015 was as follows:

	Ordinary Income	Long-Term Capital Gain	Total
2016	$—	$—	$—
2015	2,574,120	7,575,313	10,149,433

As of October 31, 2016, the components of Distributable Earnings on a tax basis were as follows:

Capital Loss Carryforward	$(12,434,057)
Late-Year Loss Deferral	(1,578,710)
Unrealized Appreciation	104,084,686
Other Temporary Differences	80

Total Distributable Earnings	$90,071,999

For Federal income tax purposes, the cost of securities owned at October 31, 2016, and the net realized gains or losses on securities sold for the period, were different from amounts reported for financial reporting purposes, primarily due to wash sales and mark to market on unrealized gains on PFIC which cannot be used for Federal income tax purposes in the current period and have been deferred for use in future periods.

Late-Year Loss Deferral represents ordinary losses realized on investment transactions from January 1, 2016 through October 31, 2016 and that, in accordance with Federal income tax regulations, the Fund defers and treats as having arisen in the following fiscal year.

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. Losses carried forward under these new provisions are as follows:

Short-Term Loss	Long-Term Loss	Total
$12,279,178	$154,879	$12,434,057

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
OCTOBER 31, 2016

During the fiscal year ended October 31, 2016, the Fund utilized capital loss carryforwards of $4,320,688 to offset capital gains.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation for the investments held (excluding foreign currency) by the Fund at October 31, 2016, were as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
$851,514,244	$153,308,838	$(47,587,564)	$105,721,274

8.	Indemnifications:

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

9.	Concentration of Risks:

When the Fund invests in foreign securities, it will be subject to risks not typically associated with domestic securities. Although ADRs and GDRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they are also subject to many of the risks associated with investing directly in foreign securities. Foreign investments, especially investments in emerging markets, can be riskier and more volatile than investments in the United States. Adverse political and economic developments or changes in the value of foreign currency can make it more difficult for the Fund to sell its securities and could reduce the value of your shares. Differences in tax and accounting standards and difficulties in obtaining information about foreign companies can negatively affect investment decisions. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income or gains realized or unrealized or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned/recognized. At October 31, 2016, the net assets of

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
OCTOBER 31, 2016

the Fund were comprised of U.S. denominated securities, foreign denominated securities and/or currency. Changes in currency exchange rates will affect the value of and investment income from such securities and currency.

10.	Other:

At October 31, 2016, 40% of Institutional Shares outstanding were held by two shareholders and 79% of Investors Shares outstanding by two shareholders of record owning 10% or greater of the aggregate total shares outstanding. These shareholders were comprised of omnibus accounts that were held on behalf of various shareholders. 10% of Investor Shares outstanding were held by an affiliate of the Adviser.

11.	Regulatory Matters:

In October 2016, the Securities and Exchange Commission (the “SEC”) released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule which introduces two new regulatory reporting forms for investment companies — Form N-PORT and Form N-CEN – also contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments. Although still evaluating the impact of the Rule, management believes that many of the Regulation S-X amendments are consistent with the Fund’s current financial statement presentation and expects that the Fund will be able to comply with the Rule’s Regulation S-X amendments by the August 1, 2017 compliance date.

12.	Subsequent Event:

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
OCTOBER 31, 2016

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Advisors’ Inner Circle Fund and Shareholders of Sands Capital Global Growth Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Sands Capital Global Growth Fund (one of the series constituting The Advisors’ Inner Circle Fund (the “Trust”)) as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
OCTOBER 31, 2016

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Sands Capital Global Growth Fund (one of the series constituting The Advisors’ Inner Circle Fund) at October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 23, 2016

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
OCTOBER 31, 2016

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for fund management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates your Fund’s costs in two ways:

•  Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

•  Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
OCTOBER 31, 2016

DISCLOSURE OF FUND EXPENSES (Unaudited) (Concluded)

Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 5/01/16	Ending Account Value 10/31/16	Annualized Expense Ratios	Expenses Paid During Period*
Sands Capital Global Growth Fund
Actual Fund Return
Institutional Shares	$1,000.00	$1,089.30	0.98%	$5.15
Investor Shares	1,000.00	1,087.80	1.23	6.46

Hypothetical 5% Return
Institutional Shares	$1,000.00	$1,020.21	0.98%	$4.98
Investor Shares	1,000.00	1,018.95	1.23	6.24

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the commencement of operations period shown).

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
OCTOBER 31, 2016

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Set forth below are the names, years of birth, positions with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Trustees.” Messrs. Nesher and Doran are Trustees who may be deemed to be

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupation in the Past 5 Years
INTERESTED
TRUSTEES[2,3]
ROBERT A. NESHER (Born: 1946)	Chairman of the Board of Trustees (Since 1991)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated.
WILLIAM M. DORAN (Born: 1940)	Trustee (Since 1991)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, Counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor.
INDEPENDENT
TRUSTEES[3]
JOHN K. DARR (Born: 1944)	Trustee (Since 2008)	Retired. Chief Executive Officer, Office of Finance, Federal Home Loan Banks, from 1992 to 2007.
JOSEPH T. GRAUSE, JR. (Born: 1952)	Trustee (Since 2011)	Self-Employed Consultant since January 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., 2010 to 2011. Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., 2007 to 2010. Country Manager — Morningstar UK Limited, Morningstar, Inc., 2005 to 2007.

1	Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

3	Board Members oversee 56 funds in The Advisors’ Inner Circle Fund.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
OCTOBER 31, 2016

“interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-888-826-5646. The following chart lists Trustees and Officers as of October 31, 2016.

Other Directorships Held in the Past 5 Years[4]

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Structured Credit Fund, LP, SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments—Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, The Advisors’ Inner Circle Fund III, Winton Series Trust, Winton Diversified Opportunities Fund (closed-end investment company), Gallery Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Investments (Europe), Limited, SEI Investments — Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd. and SEI Investments — Unit Trust Management (UK) Limited. Director of the Distributor since 2003.

Former Directorships: Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of SEI Liquid Asset Trust to 2016.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director of Federal Home Loan Bank of Pittsburgh, Meals on Wheels, Lewes/Rehoboth Beach and West Rehoboth Land Trust.
Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director of The Korea Fund, Inc.

4	Directorships of Companies required to report to the securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
OCTOBER 31, 2016

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupations in the Past 5 Years
INDEPENDENT
TRUSTEES[2] (continued)
MITCHELL A. JOHNSON (Born: 1942)	Trustee (Since 2005)	Retired. Private investor since 1994.
BETTY L. KRIKORIAN (Born: 1943)	Trustee (Since 2005)	Vice President, Compliance, AARP Financial Inc., from 2008 to 2010. Self-Employed Legal and Financial Services Consultant since 2003. Counsel (in-house) for State Street Bank from 1995 to 2003.
BRUCE R. SPECA (Born: 1956)	Trustee (Since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), 2010 to 2011. Executive Vice President – Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), 2003 to 2010.
GEORGE J. SULLIVAN, JR. (Born: 1942)	Trustee Lead Independent Trustee (Since 1999)	Retired since 2012. Self-Employed Consultant, Newfound Consultants Inc., 1997 to 2011.
OFFICERS
MICHAEL BEATTIE (Born: 1965)	President (Since 2011)	Director of Client Service, SEI Investments Company, since 2004.
STEPHEN CONNORS (Born: 1984)	Treasurer, Controller and Chief Financial Officer (since 2015)	Director, SEI Investments, Fund Accounting since December 2014. Audit Manager, Deloitte & Touche LLP, from 2011 to 2014. Audit Supervisor, BBD, LLP (formerly Briggs, Bunting & Dougherty, LLP), from 2007 to 2011.

1	Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2	Board Members oversee 56 funds in The Advisors’ Inner Circle Fund.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
OCTOBER 31, 2016

Other Directorships Held in the Past 5 Years[3]

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997.

Former Directorships: Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds.
Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds.

Current Directorships: Trustee/ Director of State Street Navigator Securities Lending Trust, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Member of the independent review committee for SEI’s Canadian-registered mutual funds.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016.

None.
None.

3	Directorships of Companies required to report to the securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
OCTOBER 31, 2016

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past 5 Years
OFFICERS (continued)
DIANNE M. DESCOTEAUX (Born: 1977)	Vice President and Secretary (Since 2011)	Counsel at SEI Investments since 2010. Associate at Morgan, Lewis & Bockius LLP from 2006 to 2010.
RUSSELL EMERY (Born: 1962)	Chief Compliance Officer (Since 2006)	Chief Compliance Officer of SEI Structured Credit Fund, LP since June 2007. Chief Compliance Officer of SEI Alpha Strategy Portfolios, LP from June 2007 to September 2013. Chief Compliance Officer of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, The Advisors’ Inner Circle Fund III, Winton Series Trust, Winton Diversified Opportunities Fund (closed-end investment company), Gallery Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Chief Compliance Officer of SEI Opportunity Fund, L.P. until 2010. Chief Compliance Officer of O’Connor EQUUS (closed-end investment company) to 2016. Chief Compliance Officer of SEI Liquid Asset Trust to 2016.
LISA WHITTAKER (Born: 1978)	Vice President and Assistant Secretary (Since 2013)	Attorney, SEI Investments Company (2012- present). Associate Counsel, The Glenmede Trust Company (2011-2012). Associate, Drinker Biddle & Reath LLP (2006-2011).
JOHN Y. KIM (Born: 1981)	Vice President and Secretary (Since 2014)	Attorney, SEI Investments Company (2014- present). Associate Stradley Ronon Stevens & Young (2009-2014).
BRIDGET E. SUDALL (Born: 1980)	Anti-Money Laundering Compliance Officer and Privacy Officer (Since 2015)	Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners from April 2011 to March 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners from 2007 to 2011.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
OCTOBER 31, 2016

Other Directorships Held in the Past 5 Years

None.
None.
None.
None.
None.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
OCTOBER 31, 2016

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have an October 31, 2016 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2016 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended October 31, 2016, the Fund is designating the following items with regard to distributions paid during the year.

Long Term Capital Gain Distribution	Ordinary Income Distributions	Total Distributions	Qualifying for Corporate Dividends Rec. Deduction(1)	Qualifying Dividend Income(2)	U.S. Government Interest(3)	Interest Related Dividend(4)	Short Term Capital Gain Dividends(5)
0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

(1)	Qualifying dividends represent dividends which qualify for the corporate dividend received deduction and are reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions).

(2)	The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of each of the aforementioned Portfolios to designate the maximum amount permitted by law.

(3)	“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income distributions. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders of The Advisors’ Inner Circle Fund – Sands Capital Global Growth Fund who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)	The percentage in this column represents the amount of “Interest Related Dividend” and is reflected as a percentage of ordinary income distributions. Interest related dividends is exempted from U.S. withholding tax when paid to foreign investors.

(5)	The percentage of this column represents the amount of “Short-Term Capital Gain Dividend” and is reflected as a percentage of short-term capital gain distributions that is exempted from U.S. withholding tax when paid to foreign investors.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2016. Complete information will be computed and reported in conjunction with your 2016 Form 1099-DIV.

Sands Capital Global Growth Fund

P.O. Box 219009

Kansas City, MO 64121

888-826-5646

Adviser:

Sands Capital Management, LLC

1000 Wilson Boulevard, Suite 3000

Arlington, VA 22209

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103

Independent Registered Public Accounting Firm:

Ernst & Young LLP

One Commerce Square

2005 Market Street, Suite 700

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Fund described.

SAN-AR-001-0700

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are John Darr and George Sullivan, and they are independent as defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) related to the Trust

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

	2016			2015
	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a) Audit Fees(1)	$49,000	N/A	N/A	$116,100	$0	$0
(b) Audit-Related Fees	$0	$0	$0	$0	$0	$0
(c) Tax Fees	$25,000	$0	$110,000	$25,000	$0	$0
(d) All Other Fees	$0	$0	$0	$0	$0	$4,000

Fees billed by Ernst & Young LLP (“E&Y”) related to the Trust

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

	2016			2015
	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a) Audit Fees(1)	$725,065	N/A	N/A	$723,360	N/A	N/A
(b) Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c) Tax Fees	N/A	N/A	N/A	N/A	N/A	N/A
(d) All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Fees billed by Deloitte & Touche LLP (“D&T”) related to the Trust

D&T billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

	2016			2015
	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a) Audit Fees(1)	$160,000	N/A	N/A	$130,000	N/A	N/A
(b) Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c) Tax Fees	$82,450	N/A	N/A	$72,450	N/A	N/A
(d) All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Fees billed by BBD, LLP (“BBD”) related to the Trust

BBD billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

	2016			2015
	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a) Audit Fees(1)	$141,000	N/A	N/A	$110,000	N/A	N/A
(b) Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c) Tax Fees	N/A	N/A	N/A	N/A	N/A	N/A
(d) All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

(1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2016	2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	2016	2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (D&T):

	2016	2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (BBD):

	2016	2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $135,000 and $29,000 for 2016 and 2015, respectively.

(g) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $62,500 and $55,300 for 2016 and 2015, respectively.

(g) The aggregate non-audit fees and services billed by D&T for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $82,450 and $72,450 for 2016 and 2015, respectively.

(g) The aggregate non-audit fees and services billed by BBD for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $0 and $0 for 2016 and 2015, respectively.

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant’s Board of Trustees. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c)) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 270.30a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.3a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President

Date: January 6, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President

Date: January 6, 2017

By (Signature and Title)*	/s/ Stephen Connors
Stephen Connors,
Treasurer, Controller and Chief Financial Officer

Date: January 6, 2017

*	Print the name and title of each signing officer under his or her signature.